UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023
FVCBankcorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Number)
11325 Random Hills Road
Fairfax, Virginia 22030
(Address of Principal Executive Offices) (Zip Code)
(703) 436-3800
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

FVCBankcorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 17, 2023 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company elected directors for a one year term and ratified the Company’s appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2023. The voting results for each proposal are as follows:
1. To elect directors of the Company for a one year term, expiring at the 2024 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Vote
David W. Pijor	11,499,601	761,923	2,767,049
L. Burwell Gunn	11,043,644	1,217,880	2,767,049
Marc N. Duber	11,539,511	722,013	2,767,049
Patricia A. Ferrick	11,457,458	804,066	2,767,049
Meena Krishnan	11,539,464	722,060	2,767,049
Scott Laughlin	11,471,770	789,754	2,767,049
Thomas L. Patterson	10,726,186	1,535,338	2,767,049
Devin Satz	11,451,724	809,800	2,767,049
Lawrence W. Schwartz	11,432,167	829,357	2,767,049
Sidney G. Simmonds	11,442,983	818,541	2,767,049
Daniel M. Testa	9,964,688	2,296,836	2,767,049
Philip “Trey” R. Wills III	10,756,538	1,504,986	2,767,049
Steven M. Wiltse	11,373,977	887,547	2,767,049

2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the year ended December 31, 2023:

For	Against	Abstain	Broker Non-Vote
15,013,974	5,036	9,563	—

There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	2023 Annual Shareholders’ Meeting Presentation Materials.

104	The cover page from the Company’s Form 8-K with a date on report of May 17, 2023, formatted in Inline Extensible Business Reporting Language (included with the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Executive Vice President and Chief Financial Officer

Dated: May 18, 2023